UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2020

GMS INC.

(Exact name of registrant as specified in charter)

Delaware	001-37784	46-2931287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crescent Centre Parkway, Suite 800 Tucker, Georgia	30084
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 392-4619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
Common Stock, par value $0.01 per share	GMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of GMS Inc. (the “Company”) appointed Randolph W. Melville as a director, effective November 6, 2020, to serve until the 2021 annual meeting of the Company’s stockholders or until his earlier resignation or removal. The Board also appointed Mr. Melville to serve on the Audit and the Nominating and Corporate Governance Committees of the Board. The Board has determined that Mr. Melville is “independent” under the Corporate Governance Standards of the New York Stock Exchange and under the Company’s Corporate Governance Guidelines.

Mr. Melville, age 61, most recently served as Senior Vice President and General Manager for the Western Division of PepsiCo’s Frito-Lay North America until his retirement in 2017. Prior to this role, Mr. Melville, who joined Frito-Lay in 1993, served in numerous positions of increasing responsibility covering operations, sales and marketing, customer engagement and strategy. He also served as Vice President of Urban/Ethnic marketing for PepsiCo, parent company of Frito-Lay, from 2001 to 2003. Mr. Melville served as a Senior Vice President at Maytag Corporation and held various leadership positions in sales and marketing with Procter & Gamble Distributing Company earlier in his career. Mr. Melville currently serves as the Lead Independent Director of Saia, Inc., a logistics services company, and on the Board of Trustees of The Northwestern Mutual Life Insurance Company. He also previously served as an independent director and member of the compensation committee of Interline Brands, Inc.

Mr. Melville will participate in the Company’s standard non-employee director compensation arrangements as described in the Company’s most recent proxy statement, filed with the Securities and Exchange Commission on August 27, 2020.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Form of Nonqualified Stock Option Agreement under the GMS Inc. 2020 Equity Incentive Plan.
10.2	Form of Restricted Stock Unit Agreement under the GMS Inc. 2020 Equity Incentive Plan.
99.1	Press release announcing the appointment of a director of GMS Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMS INC.

Date: November 10, 2020	By:	/s/ Scott M. Deakin
		Name:	Scott M. Deakin
		Title:	Chief Financial Officer